UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2020

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
180 Qingnian West Road Hongqiao Building West, 4th Floor Nantong, Jinagsu, China 226001

(Address of Principal Executive Offices) (Zip code)

 +86-0513-8912-3630

(Company’s Telephone number, including area code)

TMSR Company Holding Limited

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement

On June 30, 2020, Code Chain New Continent Limited (the “Company”) entered into a share purchase agreement (the “Agreement”) with Jiazhen Li, former CEO of the Company (the “Buyer”), Long Liao and Chunyong Zheng, who are former shareholders of Wuhan HOST Coating Materials Co., Ltd., an indirect subsidiary of the Company, (collectively the “Payees”). Pursuant to the Agreement, the Company agreed to sell and the Buyer agreed to purchase all the issued and outstanding ordinary shares of China Sunlong Environmental Technology Inc., a Cayman Islands company and a subsidiary of the Company (the “Sunlong Shares”). The Payees have a prior relationship with the Buyer and have agreed to be responsible for the payment of the purchase price on behalf of Buyer. The purchase price for the Sunlong Shares shall be $1,732,114, payable in consideration of cancellation of 1,012,932 shares of the Company owned by the Payees (the “CCNC Shares”). The CCNC Shares are valued at $1.71 per share, based on the closing price of the Company’s common stock on June 30, 2020.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 10.1 hereto.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.01.

Item 9.01	Financial Statements and Exhibits

(b) Pro forma financial Statement

The financial statements required to be filed as part of this report will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 days after this Current Report is required to be filed.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Share Purchase Agreement by and Among Code Chain Code Chain New Continent Limited, Jiazhen Li, Long Liao and Chunyong Zheng, dated June 30, 2020
99.1	Pro Forma Condensed Combined Financial Statements *

* To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODE CHAIN NEW CONTINENT LIMITED

Date: July 6, 2020	By:	/s/ Yimin Jin
	Name:	Yimin Jin
	Title:	Chief Executive Officer

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